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                                                          EXHIBIT 23.2


                     CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the use in the Prospectus constituting part of this Amendment No. 1 to Registration Statement on Form S-4 of Agrilink Foods,
Inc. of our report dated July 31, 1998 relating to the financial statements of Pro-Fac Cooperative, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ PRICEWATERHOUSECOOPERS LLP

    PricewaterhouseCoopers LLP

    Rochester, New York
    February 10, 1999




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